Exhibit 99.1

Prairie Operating Co. Submits Initial Permit Application with the Colorado Energy & Carbon Management Commission

HOUSTON, TX / September 18, 2023 / Prairie Operating Co. (OTCQB: CRKR; the “Company”), is pleased to announce that it has submitted its initial permit application with the Colorado Energy and Carbon Management Commission (ECMC) for the Genesis Oil & Gas Development Plan (OGDP) in Weld County, Colorado.

The Genesis OGDP encompasses seventy-two (72) wells on two (2) pads, developing 9-square miles of subsurface minerals in rural Weld County, Colorado. The two (2) pads, the Burnett and Oasis, will develop eighteen (18) three-mile lateral wells and fifty-four (54) two-mile lateral wells, respectively.

Consistent with Prairie’s stated mission goals, the outlined Genesis OGDP facilities were submitted to include electrified drilling rigs, three-phase takeaway, and no hydrocarbon storage tanks to best align with Colorado’s statewide goal of reducing greenhouse gas (GHG) and nitrogen oxide (NOx) emissions.

“I would like to thank our team and the Colorado ECMC leadership and staff for their outstanding collaboration in reaching this point” stated, Ed Kovalik, Chairman and CEO. “Submitting our initial permit application marks an important first step in determining our drilling and completion schedule for 2024.”

The Company holds 412 qualified locations across both the Niobrara and Codell formations and plans to build a multi-year inventory of drilling permits across its ~37,000-acre position in the Denver Julesburg “DJ” Basin.

About Prairie Operating Co.

Prairie Operating Co. (f/k/a Creek Road Miners, Inc.) is a publicly-traded company engaged in the development, exploration, and production of oil, natural gas and natural gas liquids with operations focused on unconventional oil and natural gas reservoirs located in Colorado focused on the Niobrara and Codell formations. The Company is also a crypto company focused on cryptocurrency mining. The Company is dedicated to developing affordable, reliable energy to meet the world’s growing demand, while continuing to protect the environment. To learn more, visit www.prairieopco.com.

Forward-Looking Statements

The information included herein and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included herein, are forward-looking statements. When used herein, including any oral statements made in connection herewith, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on the Company’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, the Company disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. The Company cautions you that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company. These risks include, but are not limited to, general economic, financial, legal, political, and business conditions and changes in domestic and foreign markets; the ability of the Company to successfully develop its assets in Weld County, Colorado; the failure to realize the anticipated benefits of the merger with Prairie Operating Co., LLC; the risks related to the growth of the Company’s business and the timing of expected business milestones; and the effects of competition on the Company’s future business. Should one or more of the risks or uncertainties described herein and in any oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. There may be additional risks not currently known by the Company or that the Company currently believes are immaterial that could cause actual results to differ from those contained in the forward-looking statements. Additional information concerning these and other factors that may impact the Company’s expectations can be found in the registration statement on Form S-1/A filed by the Company on September 5, 2023, and in the Company’s periodic filings with the Securities and Exchange Commission (the “SEC”), including the Company’s Annual Report on Form 10-K filed with the SEC on March 31, 2023, and any subsequently filed Quarterly Report on Form 10-Q, including the Company’s most recent Form 10-Q filed on August 14, 2023. The Company’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

Investor Relations Contact

Wobbe Ploegsma

wp@prairieopco.com